EXHIBIT 99.9
                                 ------------

                 Computational Materials and/or ABS Term Sheet


   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                             Range
(As of Calculation Date)                                                                     -----



Total Number of Loans                                                670
Total Outstanding Balance                                   $137,747,043
Average Loan Balance                                            $205,593              $25,547  to  $1,500,000
Escrow Balance %                                                  57.02%
WA Mortgage Rate                                                  6.772%               5.250%  to  9.750%
WA Mortgage Rate Net LPMI                                         6.770%               5.250%  to  9.750%
Net WAC                                                           6.561%               5.041%  to  9.541%
WA Original Term (months)                                            349                  120  to  360
WA Remaining Term (months)                                           341                   23  to  360
WA Age (months)                                                        8                    1  to  126
WA LTV                                                            73.30%               17.00%  to  100.00%
WA FICO                                                              691                  487  to  809
WA DTI%                                                           39.89%                9.61%  to  62.00%
Secured by (% of pool)                1st Liens                  100.00%
                                      2nd Liens                    0.00%
Prepayment Penalty at Loan Orig (% of all loans)                  70.89%
Prepay Moves Exempted                 Soft                        23.29%
                                      Hard                        47.59%
                                      No Prepay                   29.11%
                                      Unknown                      0.00%
Percent of IO                                                     16.67%


------------------------------------------------------------------------------------------------------------------
   Top 5 States        Top 5 Prop            Doc Types         Purpose Codes       Occ Codes      Orig PP Term
   -------------       -----------           ----------        --------------      ----------     ------------
NY           15.15% SFR         70.11% FULL/AL       35.04%   RCO        46.27% OO        86.70% 0         29.11%
CA           13.91% PUD         14.48% NO RATI       20.85%   PUR        34.26% INV        8.73% 6          1.00%
FL            9.47% 2-4U         8.56% REDUCE        18.97%   RNC        19.46% 2H         4.57% 12        18.92%
PA            8.41% CND          3.79% NINA          11.41%                                      24         3.95%
GA            5.04% CNDP         1.88% PREFER         5.52%                                      36        39.54%
                                       SISA           5.17%                                      60         7.47%
                                       FULL-DU        2.01%
                                       STREAM         1.02%
-----------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 1 of 8





   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
10Yr Fixed                             $69,579         1        0.05         $69,579      6.250         119      663      30.2
15Yr Fixed                          $3,522,960        25        2.56        $140,918      6.567         176      677      71.8
20Yr Fixed                          $1,988,692         9        1.44        $220,966      6.832         208      714      63.3
25Yr Fixed                            $388,272         2        0.28        $194,136      6.988         298      675      56.4
30Yr Fixed                        $105,848,441       522       76.84        $202,775      6.804         350      688      74.0
30Yr Fixed - IO                    $22,958,789        94       16.67        $244,242      6.708         358      702      71.2
30/15 Fixed Balloon                 $2,970,312        17        2.16        $174,724      6.299         179      686      75.6
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $495,256        12        0.36         $41,271      7.336         355      698      79.2
$50,000.01 - $100,000.00           $10,870,336       137        7.89         $79,346      7.112         331      682      75.7
$100,000.01 - $150,000.00          $22,334,220       180       16.21        $124,079      6.844         345      687      78.1
$150,000.01 - $200,000.00          $20,092,229       115       14.59        $174,715      6.643         344      686      75.5
$200,000.01 - $250,000.00          $11,623,416        52        8.44        $223,527      6.498         349      684      74.8
$250,000.01 - $300,000.00          $10,905,668        40        7.92        $272,642      6.748         348      680      77.7
$300,000.01 - $350,000.00          $12,617,740        39        9.16        $323,532      6.697         342      679      75.2
$350,000.01 - $400,000.00          $12,780,902        34        9.28        $375,909      6.787         343      699      71.7
$400,000.01 - $450,000.00           $8,873,917        21        6.44        $422,567      6.542         314      709      68.8
$450,000.01 - $500,000.00           $4,251,674         9        3.09        $472,408      6.951         342      684      71.2
$500,000.01 - $550,000.00           $3,649,043         7        2.65        $521,292      6.343         325      731      77.8
$550,000.01 - $600,000.00           $4,054,247         7        2.94        $579,178      6.316         350      716      72.7
$600,000.01 - $650,000.00           $2,525,615         4        1.83        $631,404      8.132         306      695      74.8
$650,000.01 - $700,000.00             $680,727         1        0.49        $680,727      6.750         357      627      65.0
$700,000.01 - $750,000.00           $1,472,821         2        1.07        $736,411      7.363         338      691      56.9
$750,000.01 - $1,000,000.00         $6,183,035         7        4.49        $883,291      6.902         341      714      56.6
$1,000,000.01 - $1,500,000.00       $4,336,196         3        3.15      $1,445,399      6.945         356      685      53.7
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $495,256        12        0.36         $41,271      7.336         355      698      79.2
$50,000.01 - $100,000.00           $10,819,002       136        7.85         $79,551      7.112         333      682      75.7
$100,000.01 - $150,000.00          $22,184,241       179       16.11        $123,934      6.844         345      687      78.0
$150,000.01 - $200,000.00          $20,084,368       115       14.58        $174,647      6.644         346      686      75.7



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 2 of 8




   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Original Balance
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
$200,000.01 - $250,000.00          $11,623,416        52        8.44        $223,527      6.498         349      684      74.8
$250,000.01 - $300,000.00          $10,605,744        39        7.70        $271,942      6.720         347      679      77.2
$300,000.01 - $350,000.00          $11,871,007        37        8.62        $320,838      6.663         348      681      76.1
$350,000.01 - $400,000.00          $13,878,893        38       10.08        $365,234      6.833         337      697      71.5
$400,000.01 - $450,000.00           $8,005,866        19        5.81        $421,361      6.465         314      707      67.1
$450,000.01 - $500,000.00           $5,119,724        11        3.72        $465,429      7.002         337      692      73.5
$500,000.01 - $550,000.00           $3,649,043         7        2.65        $521,292      6.343         325      731      77.8
$550,000.01 - $600,000.00           $4,054,247         7        2.94        $579,178      6.316         350      716      72.7
$600,000.01 - $650,000.00           $1,883,370         3        1.37        $627,790      7.580         330      663      84.8
$650,000.01 - $700,000.00             $838,567         2        0.61        $419,283      6.750         297      627      65.0
$700,000.01 - $750,000.00           $2,115,066         3        1.54        $705,022      8.088         306      721      53.4
$750,000.01 - $1,000,000.00         $6,183,035         7        4.49        $883,291      6.902         341      714      56.6
$1,000,000.01 - $1,500,000.00       $4,336,196         3        3.15      $1,445,399      6.945         356      685      53.7
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              $1,049,037        5        0.76        $209,807      7.379         345      660      79.4
Arkansas                               $125,424        1        0.09        $125,424      6.500         355      669      90.0
Arizona                              $4,852,346       19        3.52        $255,387      6.773         334      714      80.2
California                          $19,162,209       52       13.91        $368,504      6.416         336      717      68.3
Colorado                             $2,422,866       10        1.76        $242,287      6.807         333      719      77.1
Connecticut                          $4,180,271       12        3.03        $348,356      6.834         339      669      61.3
District of Columbia                   $497,108        2        0.36        $248,554      6.412         354      688      46.8
Delaware                               $662,004        6        0.48        $110,334      6.080         336      678      72.2
Florida                             $13,042,674       67        9.47        $194,667      7.055         345      710      76.2
Georgia                              $6,936,911       47        5.04        $147,594      6.908         344      690      77.7
Hawaii                                 $894,362        2        0.65        $447,181      7.365         321      747      69.8
Iowa                                   $346,089        3        0.25        $115,363      6.613         265      706      80.0
Idaho                                  $265,857        2        0.19        $132,928      6.196         359      712      79.2
Illinois                             $1,854,705       11        1.35        $168,610      7.106         349      688      79.7
Indiana                              $2,307,605       19        1.68        $121,453      6.778         315      678      78.3
Kansas                                 $170,863        2        0.12         $85,432      6.745         359      712      71.1
Kentucky                               $385,062        4        0.28         $96,265      6.683         325      651      78.7
Louisiana                              $190,361        2        0.14         $95,180      7.364         356      675      72.4
Massachusetts                        $2,474,105        9        1.80        $274,901      6.798         355      672      80.3
Maryland                             $2,518,193       12        1.83        $209,849      6.836         344      676      78.0
Maine                                $1,198,813        3        0.87        $399,604      8.354         328      705      60.1
Michigan                             $1,496,912       12        1.09        $124,743      6.770         357      704      79.1



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 3 of 8




   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                                State
---------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                           $2,762,692        15        2.01        $184,179      6.505         324      698      79.7
Missouri                              $864,758        10        0.63         $86,476      7.128         300      671      78.4
Mississippi                           $561,450         3        0.41        $187,150      6.095         279      702      64.1
North Carolina                      $2,519,579        17        1.83        $148,211      6.780         345      697      80.2
North Dakota                           $87,126         1        0.06         $87,126      6.840         359      668      80.0
New Hampshire                       $1,192,118         7        0.87        $170,303      6.339         354      691      77.1
New Jersey                          $4,175,101        16        3.03        $260,944      6.922         350      695      72.2
Nevada                                $412,630         2        0.30        $206,315      6.946         281      651      77.6
New York                           $20,874,309        66       15.15        $316,277      6.735         348      676      62.5
Ohio                                $4,288,082        31        3.11        $138,325      6.752         349      664      79.0
Oklahoma                            $1,075,788         9        0.78        $119,532      7.142         358      683      78.3
Oregon                              $1,437,645         7        1.04        $205,378      6.637         289      640      78.2
Pennsylvania                       $11,582,380        75        8.41        $154,432      6.569         348      697      78.7
Rhode Island                          $295,523         2        0.21        $147,762      7.494         349      603      74.5
South Carolina                      $2,152,269        12        1.56        $179,356      6.877         353      668      79.6
Tennessee                           $1,776,284        14        1.29        $126,877      7.153         358      668      78.6
Texas                               $6,909,072        48        5.02        $143,939      7.079         340      675      78.0
Utah                                  $768,337         2        0.56        $384,169      7.646         327      521      84.0
Virginia                            $5,483,655        23        3.98        $238,420      6.436         334      689      76.1
Washington                            $860,543         4        0.62        $215,136      7.213         302      661      72.6
Wisconsin                             $518,522         3        0.38        $172,841      6.415         299      707      76.2
West Virginia                         $115,401         1        0.08        $115,401      6.790         359      641      73.6
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                       $11,566,248        32        8.40        $361,445      6.840         332      695      41.6
50.01 - 55.00                       $3,148,009        14        2.29        $224,858      6.107         324      710      53.2
55.01 - 60.00                       $8,153,934        25        5.92        $326,157      6.662         340      689      58.2
60.01 - 65.00                       $8,803,870        33        6.39        $266,784      6.468         342      676      64.0
65.01 - 70.00                       $8,546,690        38        6.20        $224,913      6.837         321      704      68.5
70.01 - 75.00                      $12,819,727        56        9.31        $228,924      6.603         345      700      73.7
75.01 - 80.00                      $71,547,853       398       51.94        $179,768      6.710         344      692      79.6
80.01 - 85.00                       $2,238,300        13        1.62        $172,177      7.478         336      611      84.8
85.01 - 90.00                       $8,965,144        50        6.51        $179,303      7.593         344      677      89.8
90.01 - 95.00                       $1,659,682        10        1.20        $165,968      7.601         348      698      94.4
95.01 - 100.00                        $297,587         1        0.22        $297,587      8.500         348      654     100.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 4 of 8





   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                       $1,926,262         8        1.40        $240,783      5.435         332      711      66.6
5.501 - 6.000                      $25,231,922        98       18.32        $257,469      5.892         340      704      68.0
6.001 - 6.500                      $30,618,357       149       22.23        $205,492      6.308         347      692      73.8
6.501 - 7.000                      $41,906,748       209       30.42        $200,511      6.812         340      686      74.6
7.001 - 7.500                      $16,131,755        89       11.71        $181,256      7.306         344      692      77.0
7.501 - 8.000                      $14,455,078        76       10.49        $190,198      7.748         335      684      72.4
8.001 - 8.500                       $3,424,676        25        2.49        $136,987      8.299         333      636      82.1
8.501 - 9.000                       $3,229,617        14        2.34        $230,687      8.896         341      683      78.7
9.501 - 10.000                        $822,628         2        0.60        $411,314      9.750         260      761      55.2
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                                $96,580,484       497       70.11        $194,327      6.775         339      689      74.3
PUD                                $19,941,180        85       14.48        $234,602      6.775         341      707      77.2
2-4U                               $11,787,124        52        8.56        $226,675      6.850         345      671      68.8
CND                                 $5,215,681        31        3.79        $168,248      6.356         344      712      72.7
CNDP                                $2,584,768         3        1.88        $861,589      6.403         358      683      53.0
COOP                                $1,637,806         2        1.19        $818,903      7.853         352      683      31.9
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
RCO                                $63,741,837       270       46.27        $236,081      6.723         342      680      68.7
PUR                                $47,193,775       265       34.26        $178,090      6.823         348      703      79.1
RNC                                $26,811,431       135       19.46        $198,603      6.796         324      693      74.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                                $119,425,975       568       86.70        $210,257      6.764         340      687      73.2
INV                                $12,029,671        79        8.73        $152,274      6.791         340      701      72.6
2H                                  $6,291,397        23        4.57        $273,539      6.883         355      741      76.6
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 5 of 8





   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
360                                   $400,000         1        0.29        $400,000      6.890         360      655      80.0
359                                $44,395,012       276       32.23        $160,851      6.712         359      685      77.2
358                                $12,379,978        46        8.99        $269,130      6.476         358      676      67.4
357                                $27,933,687       116       20.28        $240,808      6.505         357      692      67.6
356                                 $4,765,314        16        3.46        $297,832      6.191         356      730      69.6
355                                 $7,561,117        43        5.49        $175,840      7.168         355      685      81.0
354                                 $9,281,552        52        6.74        $178,491      7.161         354      682      80.8
353                                 $1,612,495        11        1.17        $146,590      6.998         353      683      74.3
352                                 $2,160,574         4        1.57        $540,144      6.060         352      730      73.5
351                                   $594,630         1        0.43        $594,630      6.125         351      762      80.0
350                                   $391,799         5        0.28         $78,360      7.800         350      685      84.2
349                                    $87,145         1        0.06         $87,145      8.125         349      661      77.4
348                                   $397,607         2        0.29        $198,803      8.500         348      652      97.5
346                                   $205,205         1        0.15        $205,205      6.540         346      664      69.3
345                                   $180,117         2        0.13         $90,059      7.714         345      622      82.1
343                                    $84,137         1        0.06         $84,137      8.890         343      693      70.8
341                                   $412,956         2        0.30        $206,478      6.543         341      687      72.8
340                                   $313,634         2        0.23        $156,817      7.218         340      646      78.6
338                                   $365,942         1        0.27        $365,942      5.750         338      673      73.5
321                                 $3,272,184         7        2.38        $467,455      7.839         321      744      65.1
319                                 $2,217,637         5        1.61        $443,527      7.533         319      616      81.2
318                                 $2,086,168         4        1.51        $521,542      7.325         318      699      75.3
317                                 $2,044,309         4        1.48        $511,077      7.558         317      699      57.3
316                                 $1,203,765         2        0.87        $601,883      7.650         316      706      65.1
315                                 $1,357,338         3        0.99        $452,446      6.822         315      774      77.4
311                                   $622,914         1        0.45        $622,914      7.625         311      695      89.7
310                                   $370,365         1        0.27        $370,365      7.750         310      724      80.0
307                                   $429,856         1        0.31        $429,856      6.875         307      711      79.9
298                                   $247,349         1        0.18        $247,349      6.625         298      600      48.6
297                                   $140,923         1        0.10        $140,923      7.625         297      806      70.0
295                                   $468,337         1        0.34        $468,337      7.125         295      725      71.4
268                                   $360,038         1        0.26        $360,038      7.000         268      728      71.0
239                                   $413,844         4        0.30        $103,461      6.399         239      667      79.8
234                                   $732,289         2        0.53        $366,145      9.521         234      785      50.8
201                                   $824,566         2        0.60        $412,283      7.001         201      767      51.0
194                                   $660,237         2        0.48        $330,119      6.750         194      674      64.9
179                                 $4,373,689        26        3.18        $168,219      6.431         179      686      75.2
178                                    $58,058         1        0.04         $58,058      7.890         178      631      68.7
177                                 $1,080,861         8        0.78        $135,108      5.995         177      684      60.0
176                                   $391,446         3        0.28        $130,482      6.425         176      685      77.4
175                                   $110,870         1        0.08        $110,870      8.125         175      654      90.0



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 6 of 8




   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
174                                    $89,311         1        0.06         $89,311      7.750         174      629      85.0
173                                    $62,693         1        0.05         $62,693      8.125         173      681      88.9
165                                   $326,342         1        0.24        $326,342      6.625         165      636      80.0
119                                    $69,579         1        0.05         $69,579      6.250         119      663      30.2
40                                    $157,840         1        0.11        $157,840      6.750          40      627      65.0
23                                     $51,334         1        0.04         $51,334      7.000          23      737      80.0
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL/ALT                           $48,271,146      270        35.04        $178,782      6.433         343       691     76.3
NO RATIO                           $28,725,573       98        20.85        $293,118      6.830         341       689     64.3
REDUCED                            $26,134,991      143        18.97        $182,762      6.933         343       686     76.8
NINA                               $15,711,148       83        11.41        $189,291      7.133         351       682     73.8
PREFERRED                           $7,609,311       18         5.52        $422,739      7.250         303       744     72.6
SISA                                $7,123,870       41         5.17        $173,753      6.911         346       685     74.9
FULL-DU                             $2,766,426       13         2.01        $212,802      6.600         332       659     76.7
STREAMLINE                          $1,404,578        4         1.02        $351,145      7.196         286       681     70.9
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 500                                $616,457        1         0.45        $616,457      7.750         319       487     85.0
521 - 540                             $442,648        2         0.32        $221,324      6.750         357       531     71.2
541 - 560                             $728,340        2         0.53        $364,170      8.250         319       558     84.3
561 - 580                             $265,550        2         0.19        $132,775      8.097         342       567     82.6
581 - 600                             $247,349        1         0.18        $247,349      6.625         298       600     48.6
601 - 620                           $1,053,637        6         0.76        $175,606      6.961         357       616     72.6
621 - 640                          $13,774,355       74        10.00        $186,140      6.854         328       633     73.4
641 - 660                          $25,876,487      138        18.79        $187,511      6.855         351       650     73.8
661 - 680                          $25,501,755      124        18.51        $205,659      6.744         343       670     73.1
681 - 700                          $16,779,085       89        12.18        $188,529      6.765         342       690     73.4
701 - 720                          $13,125,874       61         9.53        $215,178      6.725         350       710     71.9
721 - 740                          $14,258,882       71        10.35        $200,829      6.617         332       730     73.3
741 - 760                          $10,286,973       42         7.47        $244,928      6.666         334       751     76.8
761 - 780                           $7,205,433       31         5.23        $232,433      6.649         348       769     75.0
781 - 800                           $5,327,131       18         3.87        $295,952      6.684         328       791     69.3



------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 7 of 8




   [LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
   -------------------------------
        SECURITIES CORPORATION                                                                                        CWALT 2005-J12
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                                           $137,747,043 Group 1 Fixed Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $2,257,087         8        1.64        $282,136      7.029         319      804      60.5
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                  $40,103,366       173      29.11         $231,811     7.079          332      701      74.4
6                                   $1,373,669         2       1.00         $686,835     6.643          358      664      59.5
12                                 $26,067,508        99      18.92         $263,308     6.836          349      673      66.8
24                                  $5,447,760        26       3.95         $209,529     6.213          333      674      72.0
36                                 $54,462,823       328      39.54         $166,045     6.556          345      692      76.0
60                                 $10,291,917        42       7.47         $245,046     6.865          331      703      73.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis          (Excludes     596   80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, no MI                    $4,442,108         29       33.75      $153,176        8.133         340      674       90.3
> 80% LTV, with MI                  $8,718,604         45       66.25      $193,747        7.321         345      664       89.5
------------------------------------------------------------------------------------------------------------------------------------

                                   $13,160,713        74      100.00        $177,847      7.595         343      668      89.8

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Range of DTI%
------------------------------------------------------------------------------------------------------------------------------------
                                   CURRENT        # OF        % OF        AVERAGE       GROSS        REMG.               ORIG
DESCRIPTION                        BALANCE        LOANS       TOTAL       BALANCE        WAC         TERM       FICO      LTV
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          $353,589        2         0.26        $176,795     6.155         357       635      68.6
10.01 - 15.00                         $937,893        5         0.68        $187,579     6.630         285       669      73.7
15.01 - 20.00                       $1,758,697       12         1.28        $146,558     7.105         305       645      74.3
20.01 - 25.00                       $5,475,684       24         3.98        $228,153     6.353         328       719      74.9
25.01 - 30.00                       $5,811,970       36         4.22        $161,444     6.684         332       707      73.1
30.01 - 35.00                      $13,808,136       76        10.02        $181,686     6.685         344       707      75.4
35.01 - 40.00                      $15,677,384       85        11.38        $184,440     6.661         342       692      77.4
40.01 - 45.00                      $17,751,273       93        12.89        $190,874     6.698         350       686      77.5
45.01 - 50.00                      $20,993,532      113        15.24        $185,783     6.744         346       688      75.2
50.01 - 55.00                       $8,347,298       43         6.06        $194,123     6.583         317       687      78.5
> 55.00                             $3,272,105        8         2.38        $409,013     6.793         325       709      73.9
Unknown                            $43,559,483      173        31.62        $251,789     6.975         344       684      67.3
------------------------------------------------------------------------------------------------------------------------------------

                                  $137,747,043       670      100.00        $205,593      6.772         341      691      73.3

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                             Page 8 of 8
